                                  EXHIBIT 10.2



                     AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT made and entered into by and between Metropolitan HealthCare, Inc. ("Seller"), a Georgia Corporation, and American HealthChoice, Inc. ("Purchaser"), a New York Corporation.

                              W I T N E S S E T H

         WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated January 5, 1996, regarding the purchase of certain assets and assumption of certain liabilities of Purchaser (the "Purchase Agreement"); and,

         WHEREAS, the parties desire to amend the Purchase Agreement in the manner set forth herein;

         NOW THEREFORE, for and in consideration of the sum of ONE DOLLAR ($1.00) cash in hand paid by each party to the other, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

i. Unless otherwise indicated herein, all capitalized terms used herein shall have the same meaning ascribed to them in the Purchase Agreement.

ii. Section 1.13 of the Purchase Agreement is hereby amended by deleting the Woodlawn Practice from the list of Purchased Practices set forth in said section.

iii. Exhibit "A" of the Purchase Agreement is hereby amended by deleting the same in its entirety and substituting the Exhibit "A" which is attached hereto.

iv. Exhibit "B" of the Purchase Agreement is hereby amended by deleting the same in its entirety and substituting the Exhibit "B" which is attached hereto.

v. Exhibit "C" of the Purchase Agreement is hereby amended by deleting the same in its entirety and substituting the Exhibit "C" which is attached hereto.

vi. Exhibit "F" of the Purchase Agreement is hereby amended by deleting the same in its entirety and substituting the Exhibit "F" which is attached hereto.

vii. Except as specifically amended or modified herein, the Purchase Agreement shall continue in full force and effect in accordance with the respective terms and conditions thereof.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the 29th day of February, 1996.

                                       "SELLER"



                                       METROPOLITAN HEALTHCARE, INC.





                                       By: /s/ Douglas A. Vandiford
                                          ------------------------------------
                                               Chairman





                                       "PURCHASER"

                                       AMERICAN HEALTHCHOICE, INC.



                                       By: /s/ Michael Dare
                                          ------------------------------------




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
                                  EXHIBIT "A"

                           LIST OF ASSUMED CONTRACTS

         The Assumed Contracts shall consist of all the Seller's right, title and interest in and to the following real estate leases, contracts and all amendments, modifications, assignments, or other agreements relating thereto:

Real Estate Leases

1. Lease Agreement between Hospital Authority of Fulton County and M. Thomas Bailey, Jr., M.D., P.C. dated July 23, 1991, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated January 13, 1995, for premises located at 960 Johnson Ferry Road, NE, Suite 205, Atlanta, Georgia, 30342;

2. Professional Office Lease Agreement between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995, for premises located at 1080 Green Street, SW, Conyers, Georgia, 30207

3. Professional Office Lease Agreement between Blissit and Fowler and Michael D. Jones, M.D. dated March 7, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated March 3, 1994, for premises located at 175 Decatur Road, Suite B, McDonough, Georgia, 30253.

Equipment Leases

1. Lease between Copelco Capital and Metropolitan HealthCare, Inc. for medical equipment located at Conyers, McDonough and Windy Hill Practices;

2. Agreement as of June 14, 1994, between Metropolitan HealthCare, Inc. and Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. for leased office/medical furniture and equipment for 48 monthly payments in the amount of $878.87 per month, with option to purchase.

Physician Agreements

1. Provider Agreement by and between Metropolitan HealthCare, Inc. and William A. Futch, M.D. dated January 26, 1995;

2. Restrictive Covenant by and between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995;

3.       Provider Agreement by and between Metropolitan HealthCare, Inc. and
         M. Thomas Bailey, Jr., M.D. dated January 13, 1995;

4. Restrictive Covenant by and between M. Thomas Bailey, Jr., M.D. and Metropolitan HealthCare, Inc. dated January 13, 1995;

5. Provider Agreement by and between Michael D. Jones, M.D. and Joseph A. Blissit, M.D. dated March 7, 1992, and assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

6. Restrictive Covenant by and between Joseph A. Blissit, M.D. and Michael D. Jones, M.D. dated March 7, 1992, and subsequently assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

7. Provider Agreement by and between Metropolitan HealthCare, Inc. and Stephen Palte, M.D. dated June 14, 1994;

8. Restrictive Covenant by and between Stephen Palte, M.D. and Metropolitan HealthCare, Inc. dated June 14, 1994.

                                  EXHIBIT "B"

                       LIST OF ASSUMED TRADE LIABILITIES

         The Assumed Trade Liabilities shall consist of only the following debts, claims, expenses and liabilities:

         All debts listed on Attachment "1" attached hereto and incorporated herein by reference.

                                  EXHIBIT "C"

                             LIST OF ASSUMED NOTES

1. Promissory Note dated January 13, 1995, made by Metropolitan HealthCare, Inc. in favor of M. Thomas Bailey, Jr., M.D., P.C. and M. Thomas Bailey, Jr., M.D. in the original principal amount of $227,600.00;

2. Promissory Note dated January 26, 1995, made by Metropolitan HealthCare, Inc. in favor of William A. Futch, M.D. in the original principal amount of $522,500.00;

3. Promissory Note dated June 14, 1994, made by Metropolitan HealthCare, Inc. in favor of Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. in the original principal amount of $213,000.00;

4. Promissory Note dated March 3, 1994, made by Metropolitan HealthCare, Inc. in favor of Michael D. Jones, M.D., in the original principal amount of $167,959.59, whereby MHI agreed to pay jointly to the holder and Henry General Hospital the original principal amount of $60,000.00 and MHI agreed to pay jointly to the holder and Joseph A. Blissit, M.D. the original principal amount of $107,959.59;

                                  EXHIBIT "F"

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, METROPOLITAN HEALTHCARE, INC., a Georgia corporation ("Assignor"), hereby assigns to AMERICAN HEALTHCHOICE, INC., a New York corporation ("Assignee"), all of its right, title, interest, benefits and obligations in, to and under the leases and other agreements which are set forth in Attachment "A" attached hereto and incorporated herein by this reference (collectively, the "Assumed Contracts").

         Assignor represents and warrants to Assignee that the Assumed Contracts are in full force and effect, that they have not been amended or modified except as set forth in Attachment "A," and that Assignor is authorized to assign the Assumed Contracts to Assignee by order(s) of the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division, in a Chapter 11 bankruptcy case styled In re Metropolitan HealthCare, Inc., Case No. 95-75348-JB.

         Subject to and in consideration of the foregoing, Assignee hereby agrees to assume the duty to perform all of the future obligations of Assignor under the Assumed Contracts.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment this _______ day of ____________________, 1996.


                                       "ASSIGNOR"
                                       METROPOLITAN HEALTHCARE, INC.




                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________



                                       "ASSIGNEE"
                                       AMERICAN HEALTHCHOICE, INC.



                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________

                                 ATTACHMENT "A"

                           LIST OF ASSUMED CONTRACTS

         The Assumed Contracts shall consist of all the Seller's right, title and interest in and to the following real estate leases, contracts and all amendments, modifications, assignments, or other agreements relating thereto:

Real Estate Leases

1. Lease Agreement between Hospital Authority of Fulton County and M. Thomas Bailey, Jr., M.D., P.C. dated July 23, 1991, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated January 13, 1995, for premises located at 960 Johnson Ferry Road, NE, Suite 205, Atlanta, Georgia, 30342;

2. Professional Office Lease Agreement between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995, for premises located at 1080 Green Street, SW, Conyers, Georgia, 30207

3. Professional Office Lease Agreement between Blissit and Fowler and Michael D. Jones, M.D. dated March 7, 1992, as assigned to Metropolitan HealthCare, Inc. by Lease Assignment dated March 3, 1994, for premises located at 175 Decatur Road, Suite B, McDonough, Georgia, 30253.

Equipment Leases

1. Lease between Copelco Capital and Metropolitan HealthCare, Inc. for medical equipment located at Conyers, McDonough and Windy Hill Practices;

2. Agreement as of June 14, 1994, between Metropolitan HealthCare, Inc. and Internal Medicine Associates at Windy Hill, P.C. and Stephen Palte, M.D. for leased office/ medical furniture and equipment for 48 monthly payments in the amount of $878.87 per month, with option to purchase.

Physician Agreements

1. Provider Agreement by and between Metropolitan HealthCare, Inc. and William A. Futch, M.D. dated January 26, 1995;

2. Restrictive Covenant by and between William A. Futch, M.D. and Metropolitan HealthCare, Inc. dated January 26, 1995;

3. Provider Agreement by and between Metropolitan HealthCare, Inc. and M. Thomas Bailey, Jr., M.D. dated January 13, 1995;

4. Restrictive Covenant by and between M. Thomas Bailey, Jr., M.D. and Metropolitan HealthCare, Inc. dated January 13, 1995;

5. Provider Agreement by and between Michael D. Jones, M.D. and Joseph A. Blissit, M.D. dated March 7, 1992, and assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

6. Restrictive Covenant by and between Joseph A. Blissit, M.D. and Michael D. Jones, M.D. dated March 7, 1992, and subsequently assigned to Metropolitan HealthCare, Inc. pursuant to Asset Purchase Agreement dated March 3, 1994;

7. Provider Agreement by and between Metropolitan HealthCare, Inc. and Stephen Palte, M.D. dated June 14, 1994;

8. Restrictive Covenant by and between Stephen Palte, M.D. and Metropolitan HealthCare, Inc. dated June 14, 1994.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment this _______ day of ________________, 1995.

                                       METROPOLITAN HEALTHCARE, INC.




                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________



                                        AMERICAN HEALTHCHOICE, INC.



                                       ____________________________________
                                       By:_________________________________
                                       Title:______________________________





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